                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                     Case No.:399-02649 THROUGH 399-02680
                                                    ---------------------------
SERVICE MERCHANDISE COMPANY, INC.
---------------------------------
                                           Judge:   PAINE
                                                    ---------------------------

                                           Chapter 11

Debtor(s)

             MONTHLY OPERATING REPORT FOR PERIOD ENDING July 2, 2000
                                                        ------------

             COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                        ---------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing May 29, 2000 and ending July 2, 2000 as shown by the report and exhibits consisting of 16 pages and containing the following as indicated:

                  [X]      Monthly Reporting Questionnaire (Attachment 1)

                  [X]      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                  N/A      Summary of Accounts Receivable (Form OPR-3)

                  [X]      Schedule of Postpetition Liabilities (Form OPR-4)

                  [X]      Statement of Income (Loss) (Form OPR-5)


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date:
      ---------------------


          DEBTOR-IN-POSSESSION

          By:              /s/ THOMAS L. GARRETT, JR.
                           -----------------------------------------------------
          Name and Title:  THOMAS L. GARRETT, JR., SENIOR VICE PRESIDENT & CFO
                           -----------------------------------------------------
          Address:         7100 SERVICE MERCHANDISE DRIVE
                           -----------------------------------------------------
                           BRENTWOOD, TENNESSEE 37027
                           -----------------------------------------------------
          Telephone No:    (615) 660-3477
                           -----------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 29, 2000 THROUGH JULY 2, 2000

1. Payroll

                                                                                           WAGES                    TAXES
     OFFICERS                              TITLE                                    GROSS          NET         DUE         PAID
-----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO                CHIEF EXECUTIVE OFFICER                                  62,688.10    40,015.85    4,500.54    17,743.41

C. STEVEN MOORE           SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                          GENERAL COUNSEL AND SECRETARY                            34,483.63    23,082.41    2,186.06     8,916.21

THOMAS L. GARRETT, JR.    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        31,147.08    21,457.10    1,836.10     7,475.93

GARY SEASE                SENIOR VICE PRESIDENT, LOGISTICS                         31,627.86    20,594.61    2,043.23     8,023.64

CHARLES K. SEPTER         PRESIDENT AND CHIEF OPERATING OFFICER                    48,845.20    30,822.33    3,404.61    13,609.83

ROBERT J. PINDRED         VICE PRESIDENT AND TREASURER                             14,443.50    10,549.32      562.27     2,245.76

JOE M. ELLIOTT            VICE PRESIDENT, PROPERTY ADMINISTRATION                  14,481.75     9,731.75      624.77     2,442.48

ERIC A. KOVATS            VICE PRESIDENT, STORES                                   27,288.93    18,733.98    1,536.49     6,292.76

KARREN PRASIFKA           ASSISTANT GENERAL COUNSEL VICE PRESIDENT                 16,389.85    11,183.92    1,023.70     4,048.73

BILLY STEWART             ASSISTANT TAX VICE PRESIDENT, TAX                         8,766.67     6,596.12      310.72     1,082.53

KENNETH A. CONWAY         VICE PRESIDENT AND CONTROLLER                            15,412.15    11,749.73      649.17     2,586.50

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  May 29, 2000 THROUGH July 2, 2000



2.  INSURANCE

                                                                                                                         DATE
                                                             COVERAGE          POLICY       EXPIRATION     PREMIUM     COVERAGE
TYPE                        NAME OF CARRIER                   AMOUNT           NUMBER          DATE        AMOUNT      PAID THRU
--------------------------------------------------------------------------------------------------------------------------------
Property                    Fireman's Fund Insurance Co     $5 Million        CCIPW12011      12/31/00    $1,441,249    12/31/00
                            Royal                           $5 Million        RHD314289       12/31/00      $100,000    12/31/00
                            Westchester Fire                $15 Million       1XA394310       12/31/00       $50,100    12/31/00
                            Allianz Insurance Co            $12 Million       CLP1034720      12/31/00       $20,040    12/31/00
                            TIG Insurance Co                $13 Million      XPT38797667      12/31/00       $32,500    12/31/00
                            Westchester Fire                $20 Million       1XA394311       12/31/00       $10,020    12/31/00
                            Allianz Insurance Co            $30 Million       CLP1034720      12/31/00       $15,030    12/31/00
                            Allianz Insurance Co            $25 Million       CLP1034720      12/31/00        $6,680    12/31/00
Boiler & Machinery          Hartford Steam Boiler           $10 Million        4914539        12/31/00        $8,383    12/31/00
Transit                     Fireman's Fund Insurance Co     $1 Million        CCIMG72820      12/31/00        $8,525    12/31/00
Ocean Cargo                 Fireman's Fund Insurance Co     $10 Million        CR37211        12/31/00       $25,000    12/31/00
Special Crime               Reliance Insurance Co           $25 Million       NFK1951937      05/01/02       $13,458    05/01/02
Crime                       National Union Fire Ins Co      $10 Million        858-0797       03/01/01       $56,505    03/01/01
Fiduciary                   National Union Fire Ins Co      $10 Million       267-81-30       03/01/01       $19,140    03/01/01
Employment Practices
  Liability                 Chubb Insurance Co              $10 Million       81278901A       03/01/01      $130,845    03/01/01
                            Royal Insurance Co              $10 Million       PSF000010       03/01/01       $56,364    03/01/01
Directors & Officers        Continental Insurance Co        $10 Million       300714943       03/01/01      $453,500    03/01/01
                            Chubb Insurance Co              $10 Million       81278902-A      03/01/01      $266,666    03/01/01
                            Royal Insurance Co              $10 Million       PSF000009       03/01/01      $133,000    03/01/01
Umbrella                    Federal Insurance Co            $50 Million        79763295       12/31/01       $63,357    12/31/00
Excess Liability            American Guarantee & Liab       $50 Million      AEC287610700     12/31/00       $25,000    12/31/00
International               Ace American Ins Co             $1 Million        PHF051491       12/31/00        $2,500    12/31/00
Punitive Damages            Chubb Atlantic Indemnity        $50 Million    (00) 3310-05-98    12/31/00       $17,160    12/31/00
Punitive Damages - Excess   Zurich International Bermuda    $50 Million      ZGEB-091 PD      12/31/00        $5,000    12/31/00
General Liability           Ace American Ins Co             $5 Million       XSLG19903254     12/31/00       $11,032    12/31/00
Workers' Compensation       Pacific Employers Ins Co        Statutory        WLRC42662112     12/31/00       $19,978    12/31/00
WC Excess                   Ace American Ins Co             Statutory         XWC011950       12/31/00        $1,601    12/31/00
WC Contractual Indemnity    Illinois Union Insurance Co     Statutory        CTPG19903461     12/31/00        $2,083    12/31/00
WC Nevada                   Ace American Ins Co             Statutory        NWCC42662173     12/31/00        $1,737    12/31/00
Auto                        Pacific Employers Ins Co        $1 Million       ISAH07571008     12/31/00        $2,083    12/31/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 29, 2000 THROUGH JULY 2, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $     9,250
RETAIL SAFE FUNDS                                                        1,985,836

CORPORATE ACCOUNTS                                                       3,520,076
------------------                                                       ---------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                            693,744
SOCIETY NATIONAL BANK                                                      786,710
BANK OF BOSTON                                                             391,382
BANK OF BOSTON CONNECTICUT                                                 195,329
FIRST UNION                                                              2,528,377
HARRIS TRUST                                                               390,903
BANK ONE LOUISIANA                                                       1,170,818
ABN - AMRO BANK                                                            259,431
COMERICA BANK                                                              286,350
AM SOUTH                                                                   313,512
BANK OF AMERICA CALIFORNIA                                                 671,243
FIRST AMERICAN NATIONAL BANK                                               281,333
HERITAGE BANK OF NEVADA                                                        775
BANK OF OKLAHOMA                                                           450,413
CHASE BANK OF TEXAS                                                        768,162
SINGLE STORE DEPOSITORY ACCOUNTS                                            81,548
WELLS FARGO BANK                                                           111,664
NATIONSBANK                                                                 89,398
BANK ONE, IN                                                               223,544
PNC BANK                                                                   881,339

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)      11,913,273
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------

SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                              68,855
OTHER CASH ACCOUNTS                                                      1,646,104
                                                                       -----------
TOTAL CASH PER GENERAL LEDGER                                          $29,719,369
                                                                       ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 29, 2000 THROUGH JULY 2, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                               ACTUAL       ACTUAL       ACTUAL       ACTUAL      ACTUAL       TOTAL

                                   Monday     05/29/00     06/05/00     06/12/00     06/19/00    06/26/00     05/29/00
                                   Sunday     06/04/00     06/11/00     06/18/00     06/25/00    07/02/00     07/02/00
                                          ----------------------------------------------------------------------------
 Receipts:
    Sales receipts                            $ 34,648    $ 38,032     $ 38,145     $ 39,424    $ 32,472    $ 182,721
    Miscellaneous receipts                           -           -        2,020            -           -        2,020
                                          ----------------------------------------------------------------------------
    Total available collections                 34,648      38,032       40,165       39,424      32,472      184,741

 Disbursements:
    Merchandise disbursements                   13,502      13,938        8,168       10,159      12,925       58,692
    Non-merchandise disbursements               16,675      14,600       15,811       18,855      18,119       84,060
                                          ----------------------------------------------------------------------------
 Total disbursements:                           30,177      28,538       23,979       29,014      31,044      142,752
                                          ----------------------------------------------------------------------------
 Net receipts/(disbursements)                 $  4,471    $  9,494     $ 16,186     $ 10,410    $  1,428    $  41,989
                                          ============================================================================

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 29, 2000 THROUGH JULY 2, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   Actual      Forecast     Forecast     Forecast     Forecast
                                  07/16/00     07/23/00     07/30/00     08/27/00     10/01/00
                                  --------     --------     --------     --------     --------
Ending total revolver balance     $ 68,095     $ 76,374     $ 85,388     $128,662     $159,434
Term loan                           60,000       60,000       60,000       60,000       60,000
Standby letters of credit           27,364       27,112       27,112       27,056       27,056
Trade letters of credit             27,894       30,270       32,128       31,118       28,386
                                  --------     --------     --------     --------     --------
Total extensions of credit         183,353      193,756      204,628      246,836      274,876

Borrowing base                     453,134      449,690      443,950      429,605      460,655
                                  --------     --------     --------     --------     --------
Availability                      $269,781     $255,934     $239,322     $182,769     $185,779
                                  ========     ========     ========     ========     ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASED NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  May 29, 2000 THROUGH July 2, 2000

4.  Payments to Professionals May 29, 2000 through July 2, 2000

    Vendor #                   Vendor Name                         Check Amt.       Check Date          Check #
-----------------------------------------------------------------------------------------------------------------
     101730       CBIZ Property Tax Solutions, Inc.                 $7,645.19         06/01/00          50004983
     101730       CBIZ Property Tax Solutions, Inc.                 $1,496.32         06/01/00          50004984
      99459       Robert L. Berger & Associates                    $44,772.57         06/05/00          B0021957
      86237       Brusniak, Clement, Harrison & McCool, PC            $250.00         06/06/00          50005352
     101606       Service Real Estate Venture                     $170,430.26         06/09/00          B0022000
      57117       Deloitte & Touche                                   $850.00         06/13/00          50006055
      99329       Aegis Property Tax Specialists                    $4,118.83         06/13/00          50006056
      99391       Otterbourg, Steindler, Houston & Rosen, PC      $102,820.40         06/15/00          B0022029
      98378       Skadden, Arps, Slate, Meagher & Flom            $558,487.00         06/15/00          B0022030
      99444       Sitrick & Company                               $187,999.55         06/15/00          B0022031
     101993       Rothschild, Inc.                                 $86,640.87         06/15/00          B0022032
      99444       Sitrick & Company                                $55,432.25         06/15/00          B0022035
     101607       Price Waterhouse Coopers LLP                    $403,960.00         06/23/00          50007161
      57117       Deloitte & Touche                                $16,691.50         06/23/00          50007172
      99459       Robert L. Berger & Associates                    $50,112.46         06/23/00          B0022105
     101730       CBIZ Property Tax Solutions, Inc.                   $328.97         06/26/00          50007336
     101730       CBIZ Property Tax Solutions, Inc.                    $50.81         06/26/00          50007337
     101730       CBIZ Property Tax Solutions, Inc.                 $2,313.53         06/26/00          50007338
     101730       CBIZ Property Tax Solutions, Inc.                $11,216.52         06/26/00          50007339
     101730       CBIZ Property Tax Solutions, Inc.                 $1,898.12         06/26/00          50007340
     100906       Peter J Solomon Company                         $116,540.25         06/27/00          B0022121
     101232       E & Y Restructuring                              $66,958.00         06/27/00          B0022122
      71217       Bass, Berry & Sims                               $92,225.55         06/27/00          B0022123
      99104       Jay Alix & Associates                           $171,510.68         06/27/00          B0022124
      99454       Harwell, Howard, Hyne, Gabbert & Manner          $29,354.17         06/27/00          B0022125
      57117       Deloitte & Touche                                $43,670.56         06/30/00          50008125

                  **Payments issued in a prior period that were inadvertently not reported**

     101730       CBIZ Property Tax Solutions, Inc.                 $5,212.50         04/05/00          30043492
     101730       CBIZ Property Tax Solutions, Inc.                $13,450.00         04/05/00          30043493
     101730       CBIZ Property Tax Solutions, Inc.                 $4,931.25         05/16/00          50003081
     101730       CBIZ Property Tax Solutions, Inc.                 $2,757.74         05/18/00          50003404
     101730       CBIZ Property Tax Solutions, Inc.                $12,000.00         05/19/00          50003559
     101730       CBIZ Property Tax Solutions, Inc.                $13,075.00         05/19/00          50003560

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)




                                                                July 2,          May 28,
                                                                 2000             2000
                                                             -----------      -----------
ASSETS
Current Assets:
    Cash and cash equivalents                                $    29,719      $    56,793
    Accounts receivable                                            8,268            7,821
    Inventories                                                  513,592          589,546
    Prepaid expenses and other assets                             16,968           20,111
                                                             -----------      -----------
    TOTAL CURRENT ASSETS                                         568,547          674,271
                                                             -----------      -----------
PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                348,190          348,714
    Capitalized leases, net of accumulated amortization           13,410           13,650
                                                             -----------      -----------
                 TOTAL PROPERTY AND EQUIPMENT                    361,599          362,364
                                                             -----------      -----------
    Other assets and deferred charges                             51,836           52,624
                                                             -----------      -----------
    TOTAL ASSETS                                             $   981,982      $ 1,089,259
                                                             ===========      ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                   $    76,192      $   130,000
    Accounts payable                                              54,753           62,718
    Accrued expenses                                             153,338          151,770
    State & local sales tax                                       14,985           14,868
    Current maturities of long-term debt                              --               --
    Current maturities capitalized leases                            305              329
                                                             -----------      -----------
    TOTAL CURRENT LIABILITIES                                    299,573          359,684

Long-Term Liabilities:
    Long-term debt                                                60,000           60,000
    Capitalized lease obligations                                  1,639            1,918
Liabilities Subject To Compromise:
    Accrued restructuring costs                                   43,337           44,477
    Capitalized lease obligations                                 24,798           24,798
    Long-term debt                                               424,003          424,872
    Accounts payable                                             195,538          194,098
    Accrued expenses                                              66,609           66,270
                                                             -----------      -----------
    Total Liabilities Subject To Compromise                      754,285          754,514
    TOTAL LIABILITIES                                          1,115,497        1,176,116
                                                             -----------      -----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                  49,979           49,979
    Additional paid-in-capital                                     6,211            6,211
    Deferred compensation                                           (467)            (486)
    Accumulated other comprehensive loss                              --               --
    Retained (deficit) earnings                                 (189,238)        (142,562)
                                                             -----------      -----------
             TOTAL SHAREHOLDERS' (DEFICIT) EQUITY               (133,515)         (86,858)

    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY     $   981,982      $ 1,089,259
                                                             ===========      ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 28, 2000 THROUGH JULY 2, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 07/02/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: May 29, 2000 THROUGH July 2, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  07/2/00
FORM OPR-4

                                                         Total
                                                        --------
Trade Accounts Payable (Merchandise)                    $ 54,753

                                                         Total
                                                        --------
Expense & other payables                                $153,338

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 29 2000 THROUGH JULY 2, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                 Date             Date         Total
                TAXES PAYABLE                  Incurred            Due          Due
                                              -------------------------------------------
Federal income tax                             **  Various       Various      7,843,442

State income tax                                   Various       Various        (45,452)
                                                                             -----------

                                      SUBTOTAL                                7,797,990
                                                                             -----------

Sales/use tax                         SUBTOTAL     Various       Various     14,985,434
                                                                             -----------


Personal property tax                           *  Various       Various      2,805,056

Real estate taxes                               *  Various       Various     10,807,335

Inventory taxes                                 *  Various       Various              -

Gross receipts/bus. licenses                    *  Various       Various         97,185

Franchise taxes                                 *  Various       Various        389,460
                                                                             -----------

                                      SUBTOTAL                               14,099,036
                                                                             -----------

                                                                             ===========
TOTAL TAXES PAYABLE                                                          36,882,460
                                                                             ===========


*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 29, 2000 THROUGH JULY 2, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(Dollars in Thousands)
                                                           DATE                       TOTAL DUE
                                                         INCURRED     DATE DUE     (7/2/00 Balance)
                                                   ------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00     04/14/04         $ 76,192
         Facility standby letters of credit              04/14/00     04/14/04           27,363
         Facility trade letters of credit                04/14/00     04/14/04           18,333
         Term loans                                      04/14/00     04/14/04           60,000
                                                                                     ----------
         TOTAL EXTENSIONS OF CREDIT                                                   $ 181,888
                                                                                     ==========

ACCRUED INTEREST PAYABLE                                                                $ 1,108
                                                                                     ==========

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                   ACTIVITY
                                                                                 MAY 30, 2000
                                                                                    THROUGH
                                                                                 JULY 2, 2000
                                                                                 ------------
Net Sales                                                                         $ 156,660

Costs of merchandise sold and buying and occupancy expense                          139,135
                                                                                  ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses        17,525

Selling, General and Administrative Expenses:
     Net Employment Expense                                                          33,922
     Net Advertising                                                                  8,335
     Banking and Other Fees                                                           2,324
     Real Estate and Other Taxes                                                      2,315
     Supplies                                                                         1,179
     Communication and Equipment                                                        363
     Travel                                                                             665
     UCC and Other Services                                                             277
     Legal and Professional                                                             312
     Sales and Shipping                                                                  79
     Insurance                                                                          773
     Miscellaneous                                                                      (58)
     Credit Card Services                                                               (54)
                                                                                  ---------
Total Selling, General and Administrative Expenses                                   50,432

Other expense/(income), net                                                             156

Restructuring charge (credit)                                                          (838)

Depreciation and amortization                                                         3,856
                                                                                  ---------
Earnings (loss) before interest, reorganization items, and income tax               (36,081)

Interest expense - debt                                                               2,988
Interest expense - capitalized leases                                                   281
                                                                                  ---------

Earnings (loss) before reorganization items, and income tax                         (39,350)

Reorganization Items:
     Legal and Professional                                                           6,922
     Miscellaneous fees                                                                 681
     Close Store Charges                                                               (275)
                                                                                  ---------
     Total Reorganization Items                                                       7,328

Earnings (loss) before income tax                                                   (46,678)
     Income tax benefit                                                                  --
     Cumulative Effect of Change in Accounting Principles                                --
                                                                                  ---------
Net earnings (loss)                                                               $ (46,678)
                                                                                  =========